Exhibit 10.43

Attachment 1: TERM AND TERMINATION – ALTERNATIVE PROVISIONS

Completion and execution of any of the provisions below requires The Home Depot Legal Department’s prior review and written approval. Absent such review and approval, the Effective Date of the SPA shall be deemed to be the date as on which the Service Provider affixed its signature to the Signature Page of the SPA; the Initial Term of the SPA shall be deemed to be one (1) year unless/until earlier terminated consistent with the SPA; the SPA shall continue in effect following the Initial Term, unless/until terminated consistent with the SPA; and Sections 13.3 and 13.4 of the SPA shall not be deemed modified or superseded.

TERM OF AGREEMENT:

The following language suspersedes the language in Section 2.1 of the General Terms and Conditions if signed where indicated by an authorized representative of both Parties:

Beginning on the date of this amended Attachment 3, the SPA shall continue in effect for 3 (three) years(s) unless/until earlier terminated consistent with the pertinent provisions of the SPA. Following Amended Term, the SPA shall continue in effect unless/until terminated consistent with the pertinent provisions of the SPA.

Approval of The Home Depot Legal Department (required)

/s/ Peter Bulger	2/28/08
Signature of Service Provider’s Authorized Representative/Date

/s/ Jonathan Bennett	2/28/08
Signature of Home Depot’s Authorized Representative/Date

TERMINATION FOR CONVENIENCE:

The following language supersedes the language in Section 13.3 of the SPA if signed where indicated by an authorized representative of both Parties:

Service Provider of Home Depot may, upon not less than One hundred eighty (180) calendar days’ prior written notice to the other Party, terminate the SPA at any time.

Approval of The Home Depot Legal Department (required)

/s/ Peter Bulger	2/28/08
Signature of Service Provider’s Authorized Representative/Date

/s/ Jonathan Bennett	2/28/08
Signature of Home Depot’s Authorized Representative/Date

Effective Date: January 2007

Attachment 3: AMENDMENT OF SERVICE PROVIDER AGREEMENT

US Home Systems

Service Provider’s Full Business Name

Effective Date of this Amendment: February 25, 2008

THIS AMENDMENT, if accepted by the Parties as evidenced by the signatures of their authorized representatives below, will amend, as specified below, the Service Provider Agreement (“SPA”) between The Home Depot and the Service Provider identified above. (Capitalized terms used in this Form of Amendment to service Provider Agreement shall have the meanings ascribed to such terms in the SPA unless otherwise stated herein.)

☐ To change Service Provider’s name, address, or other information originally appearing on the Face Page of the SPA to:

Service Provider’s Full Business Name	Service Provider’s State of Incorporation

Service Provider’s Primary Business Name

City	State Zip

– –	– –	– –
Service Provider’s Primary Tel. No.	Service Provider’s Primary Fax. No.	Service Provider’s Primary Mobile No.

☐ To replace the existing in Addendum	of the SPA with the new	of the SPA attached hereto

☐ To add	of the SPA attached hereto in Addendum

☐ To incorporate the materials attached hereto as Addendum		into the SPA.

☐ To provide notice of (attach additional pages are necessary):

☒ To make such other amendment(s) to the SPA as is/are described below (attach additional pages necessary):

[Signature Page Follows]

Effective Date: January 2007

Attachment 3: AMENDMENT OF SERVICE PROVIDER AGREEMENT

AMENDMENT OF SERVICE PROVIDER AGREEMENT – SIGNATURE PAGE

This Amendment shall not be an effective Amendment to the SPA nor binding on the Parties in any way, unless and until this Amendment has been signed by a duly authorized representative of each Party in the spaces provided below:

By:	x /s/ Peter Bulger	By:	x /s/ Brian Hutto
(Service Provider’s Authorized Representative)		(The Home Depot’s Authorized Representative
Print Name:		Print Name:	Brian Hutto
Title:		Title:	Vice President – Home Service Programs
Date:		Date:	February 25, 2008

This amendment of the Service Provider Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SERVICE PROVIDER CO-SIGNER (IF APPLICABLE)

x
Print Name:
Title:
Company:

Effective Date: January 2007

Whereas Home Depot and US Home Systems hereby are in mutual agreement that the Parties shall terminate the installed deck program and are forming this amendment to the Service Provider Agreement to memorialize the method of termination of same:

Phase I: Effective February 29, 2008 Home Depot will no longer collect deck leads in the following markets.

Atlanta	Hartford	Boston	Indian Orchard
Pennsylvania	New Hampshire	Chicago	Norfolk
Milwaukee	Madison	Rockford, IL	Minnesota
St. Louis

Phase II: Effective September 1, 2008 Home Depot will no longer collect deck leads in the following markets.

Delaware Shores	Philadelphia	Superstore (NJ)	Villagers Hardware
New Jersey	Washington DC	Long Island	Hudson Valley
New York City	Wapping/Wallkill

US Home Systems agrees that it will continue to provide deck services as defined in the current Service Provider Agreement in all markets, completing existing projects and those projects purchased by prospective Customers in the identified markets pursuant to the schedule above.

This Amendment applies to the termination of the installed deck program and does not effect other programs pursuant to the Service Provider Agreement between the parties, nor does it effect the Parties respective obligations pursuant to the Service Provider Agreement regarding the installed deck program which are not specifically terminated herein, including, but not limited to, US Home Systems warranty and insurance obligations in regard to the installed deck program.